STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP 007 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments, at fair value	$ 927,731,551	$ 812,396,436
Employer contributions receivable	9,929,513	9,851,168
Notes receivable from participants	5,033,268	4,753,116
Total assets	942,694,332	827,000,720
Net assets available for benefits	$ 942,694,332	$ 827,000,720